Stock Based Compensation Plans	12 Months Ended
Dec. 31, 2019
Share-based Payment Arrangement, Noncash Expense [Abstract]
Stock Based Compensation Plans	STOCK BASED COMPENSATION PLANS

We have long-term incentive award plans (Incentive Plans) that provide for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, incentive shares/performance units, restricted shares, restricted share units, other share-based awards and dollar-denominated awards to executives and, other than incentive stock options, to non-employee directors. Certain Incentive Plan awards may be paid in stock, cash or a combination of stock and cash. We typically grant a substantial portion of our stock-based compensation awards during the first quarter of each year.

Incentive/Performance Unit Awards and Restricted Share/Restricted Share Unit Awards
The fair value of nonvested incentive/performance unit awards and restricted share/restricted share unit awards is initially determined based on prices not less than the market value of our common stock on the date of grant with a reduction for estimated forfeitures. The value of certain incentive/performance unit awards is subsequently remeasured based on the achievement of one or more financial and other performance goals. Additionally, certain incentive/performance unit awards require subsequent adjustment to their current market value due to certain discretionary risk review triggers.
The weighted-average grant date fair value of incentive/performance unit awards and restricted share/restricted share unit awards granted in 2019, 2018 and 2017 was $117.53, $149.38 and $122.10 per share, respectively. The total intrinsic value of incentive/performance unit and restricted share/restricted share unit awards vested during 2019, 2018 and 2017 was approximately $218 million, $254 million and $235 million, respectively. We recognize compensation expense for such awards ratably over the corresponding vesting and/or performance periods for each type of program.
Table 76: Nonvested Incentive/Performance Unit Awards and Restricted Share/Restricted Share Unit Awards Rollforward

Shares in thousands	Nonvested Incentive/Performance Units Shares	Weighted-Average Grant Date Fair Value	Nonvested Restricted Share/Restricted Share Units	Weighted-Average Grant Date Fair Value
December 31, 2018	1,134	$104.02	3,104	$115.57
Granted (a)	207	$115.36	1,560	$117.82
Vested/Released (a)	(494)	$88.29	(1,278)	$84.37
Forfeitures	(3)	$105.43	(81)	$132.03
December 31, 2019	844	$116.00	3,305	$128.29

(a)	Includes adjustments for achieving specific performance goals for Incentive/Performance Unit Share Awards granted in prior periods.
In Table 76, the units and related weighted-average grant date fair value of the incentive/performance unit share awards exclude the effect of dividends on the underlying shares, as those dividends will be paid in cash if and when the underlying shares are issued to the participants.